UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2022

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “the Company” refer to Industrial Logistics Properties Trust.

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John G. Murray

On June 1, 2022, John G. Murray resigned as one of our Managing Trustees, effective following the conclusion of the Company’s annual meeting of shareholders held on the same day (the “Annual Meeting”).

Election of Matthew P. Jordan

Also on June 1, 2022, our Board of Trustees (our “Board”), pursuant to a recommendation of the Nominating and Governance Committee of our Board, elected Matthew P. Jordan as a Managing Trustee of our Board to fill the vacancy caused by the resignation of John G. Murray and to serve the remainder of Mr. Murray’s term as Managing Trustee.

Mr. Jordan serves as the executive vice president, chief financial officer and treasurer of The RMR Group Inc. (“RMR Inc.”) and its majority-owned subsidiary, The RMR Group LLC (“RMR LLC”). RMR Inc. is the managing member of RMR LLC. Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became an executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan has served as an executive vice president of RMR Inc. since 2018 and as its chief financial officer and treasurer since 2015. Mr. Jordan has served as a trustee of Seven Hills Realty Trust (“SEVN”) since January 2021. Mr. Jordan served as a trustee of Tremont Mortgage Trust from January 2021 until it merged with SEVN in September 2021. Mr. Jordan has served as a director and the president and chief executive officer of Tremont Realty Capital (“TRC”) since January 2021 and previously served as executive vice president of TRC from October 2017 to December 2020, as chief financial officer and treasurer of TRC from March 2016 to December 2020 and as senior vice president of TRC from September 2016 to September 2017. Mr. Jordan was an executive vice president, chief financial officer and treasurer of RMR Advisors LLC from October 2017 to January 2021 when it merged with TRC.

Mr. Jordan has advised us that he has no arrangement or understanding with any other person pursuant to which he was appointed as our Managing Trustee and, except as set forth below, Mr. Jordan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Jordan is not expected to be appointed to any committees of our Board.

In accordance with our Trustee compensation arrangements, Mr. Jordan will not be entitled to any cash compensation for his service as a Managing Trustee, but he will be entitled to receive awards of our common shares from time to time pursuant to our equity compensation plan at the discretion of the Compensation Committee of our Board. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

We have relationships and historical and continuing transactions with RMR LLC, RMR Inc., and others related to them. For example: we have no employees and the personnel and various services we require to operate our business are provided to us by RMR LLC pursuant to our business and property management agreements with RMR LLC; RMR Inc. is the managing member of RMR LLC; Adam Portnoy, the Chair of our Board of Trustees and one of our Managing Trustees, is the sole trustee, an officer and the controlling shareholder of ABP Trust, which is the controlling shareholder of RMR Inc., a managing director, the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC; Mr. Jordan has the positions with RMR Inc. and RMR LLC noted above, and serves as the Treasurer of ABP Trust; Mr. Murray also serves as an officer and employee of RMR LLC; and each of our other officers is also an officer and employee of RMR LLC. We have relationships and historical and continuing transactions with other companies to which RMR LLC or its subsidiaries provide management services and some of which have trustees, directors or officers who are also trustees, directors or officers of us, RMR LLC or RMR Inc. and some of our Trustees and officers serve as trustees, directors or officers of these companies.

For further information about these and other such relationships and related person transactions, please see our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), our definitive Proxy Statement for our Annual Meeting, and our other filings with the Securities and Exchange Commission. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. We may engage in additional transactions with related persons, including businesses to which RMR LLC or its subsidiaries provide management services.

June S. Youngs Committee Appointment

On March 29, 2022, the Company filed a Current Report on Form 8-K regarding the election of June S. Youngs to the Board. On June 1, 2022, the Board appointed Ms. Youngs to serve on the Audit Committee and the Compensation Committee of the Board.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on the election of four Trustees to the Board each for a one year term of office continuing until the Company’s 2023 annual meeting of shareholders and until his, her or their respective successor is duly elected and qualifies. The following persons were elected as Trustees and received the following votes:

Nominee	Votes For	Withhold	Broker Non-Votes
Lisa Harris Jones	36,234,906	16,091,247	5,681,066
Joseph L. Morea	33,235,644	19,090,509	5,681,066
John G. Murray	50,659,203	1,666,950	5,681,066
Kevin C. Phelan	36,553,660	15,772,493	5,681,066

The Company’s shareholders also voted on a non-binding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement relating to the Annual Meeting. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
47,059,406	5,100,958	165,789	5,681,066

The Company’s shareholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors to serve for the 2022 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
57,097,019	826,682	83,518	N/A

The results reported above are final voting results.

Item 8.01.          Other Events.

Trustee Compensation

Also on June 1, 2022, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on June 1, 2022, the Company awarded each of the Company’s Trustees 3,500 of the Company’s common shares of beneficial interest, $0.01 par value.

Item 9.01.          Financial Statements and Exhibits.

(d)        Exhibits.

10.1	Summary of Trustee Compensation

104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  June 2, 2022